                                                                    Exhibit 10.1

                                  GENCORP INC.

                                    as Issuer

                           THE GUARANTORS PARTY HERETO

                                  as Guarantors

                                       and

                              THE BANK OF NEW YORK

                                   as Trustee

                  ---------------------------------------------

                          First Supplemental Indenture

                          Dated as of October 29, 2004

                    To Indenture Dated as of August 11, 2003

                    9-1/2% Senior Subordinated Notes due 2013

                  ---------------------------------------------

      FIRST SUPPLEMENTAL INDENTURE, dated as of October 29, 2004 (the "First Supplemental Indenture"), between GENCORP INC., an Ohio corporation (the "Issuer"), the guarantors party hereto (the "Guarantors") and THE BANK OF NEW YORK, as trustee (the "Trustee").

                                    RECITALS

      WHEREAS, the Issuer, the guarantors party thereto and the Trustee have heretofore executed and delivered an Indenture, dated as of August 11, 2003 (the "Indenture"), pursuant to which the Issuer issued $150,000,000 principal amount of its 9-1/2% Senior Subordinated Notes due 2013 (the "Notes"), all of which remain issued and outstanding under the Indenture;

      WHEREAS, this First Supplemental Indenture is being executed pursuant to a Consent Solicitation Statement of the Issuer, dated October 20, 2004 (the "Statement"), and the related Letter of Consent;

      WHEREAS, Section 9.2 of the Indenture provides that the Issuer, the guarantors and the Trustee may enter into indentures supplemental to the Indenture for the purpose of changing or modifying in any manner the rights of the Holders of Notes with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, subject to certain exceptions specified in Section 9.2 of the Indenture;

      WHEREAS, the parties hereto are entering into this First Supplemental Indenture to amend Sections 1.1 and 4.10 of the Indenture (the "Amendment");

      WHEREAS, the execution and delivery of this First Supplemental Indenture and the adoption of the Amendment by the Issuer, the Guarantors and the Trustee has been authorized by the consent of the Holders of at least a majority in aggregate principal amount of the Notes outstanding as of the date hereof; and

      WHEREAS, the execution and delivery of this First Supplemental Indenture by the Issuer have been authorized by resolutions of the Board of Directors of the Issuer, the execution and delivery of this First Supplemental Indenture by the Guarantors have been authorized by the board of directors, manager or members of each Guarantor, and, subject to the conditions set forth in the Statement, all acts, conditions and requirements necessary to make this First Supplemental Indenture a valid and binding agreement in accordance with its terms and for the purposes herein set forth have been done and taken, and the execution and delivery of this First Supplemental Indenture have been in all respects duly authorized.

      NOW, THEREFORE, in consideration of the above premises, each party hereto agrees, for the benefit of the other party and for the equal and ratable benefit of the Holders of the Notes, as follows:

Section 1.   Definitions.

      For all purposes of this First Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the terms used herein shall have the respective meanings assigned to them in the Indenture.

Section 2.   Amendment of the Indenture.

            (a) The definition of "Refinancing Indebtedness" in Section 1.1 of the Indenture is hereby amended and restated to read in its entirety as follows:

      "Refinancing Indebtedness' means Indebtedness incurred in connection with any Refinancing by the Company of its 5-3/4% Convertible Subordinated Notes due 2007 (the "5-3/4% Convertible Notes") or any Refinancing by the Company or any Restricted Subsidiary of the Company of any Indebtedness (including Disqualified Capital Stock) incurred in accordance with Section 4.9 (provided that Refinancing Indebtedness shall not include Indebtedness described in clauses
(i), (iii), (iv), (v), (vi), (vii), (viii), (ix), (x), (xi), (xii), (xiii),
(xv), (xvi), (xvii), (xviii), (xix), (xx) (other than the 5-3/4% Convertible Notes) and (xxii) of the definition of Permitted Indebtedness), in each case that does not (1) result in an increase in the aggregate principal amount or liquidation preference of Indebtedness (or if such Indebtedness was issued with an original issue discount, the accreted value thereof as determined in accordance with GAAP) of such Person (except to the extent that any such increase is otherwise permitted by the Indenture); provided, that such Refinancing Indebtedness may increase such principal amount by the amount of reasonable expenses incurred by the Company or such Restricted Subsidiary, as the case may be, in connection with such Refinancing, and the amount of any premium necessary to accomplish such Refinancing, or (2) create Indebtedness with (A) a Weighted Average Life to Maturity that is less than the Weighted Average Life to Maturity of the Indebtedness being Refinanced or (B) a final maturity or redemption date earlier than the final maturity or redemption date of the Indebtedness being Refinanced; provided, however, that (x) if such Indebtedness being Refinanced is Indebtedness of the Company, then such Refinancing Indebtedness shall be Indebtedness solely of the Company and (y) if such Indebtedness being Refinanced is subordinate or junior to the Notes or the guarantees, then such Refinancing Indebtedness shall be subordinate to the Notes or the guarantees, as the case may be, at least to the same extent and in the same manner as the Indebtedness being Refinanced."

            (b) Clause (4) of the penultimate paragraph of Section 4.10 of the Indenture is hereby amended and restated to read in its entirety as follows:

      "(4) if no Default or Event of Default shall have occurred and be continuing, the acquisition (by redemption, repurchase or otherwise) of any Indebtedness of the Company, any Restricted Subsidiary, any Real Estate Venture or any Permitted Joint Venture that is subordinate or junior in right of payment to the Notes either (i) solely in exchange for shares of Qualified Capital Stock of the Company or Refinancing Indebtedness, or (ii) through the application of the net proceeds of a sale for cash (other than to a Subsidiary of the Company) of (A) shares of Qualified Capital Stock of the Company or (B) Refinancing Indebtedness, in each case contemplated in this clause (ii) within ten Business Days of such sale;"

Section 3. (c) Operation of First Supplemental Indenture.

      This First Supplemental Indenture shall take effect on the date that the Trustee receives a certification of results from Global Bondholder Services Corporation, the Issuer's tabulation agent, indicating receipt of the consent of the Holders of at least a majority in aggregate principal amount of the Notes and shall amend the provisions of the Indenture with respect to the Notes.

Section 4.  Concerning the Trustee.

      The Trustee accepts the trusts of the Indenture, as supplemented by this First Supplemental Indenture, and agrees to perform the same, but only upon the terms and conditions set forth in the Indenture, as supplemented by this First Supplemental Indenture, to which the parties hereto and the Holders from time to time of the Notes agree and, except as expressly set forth in the Indenture, as supplemented by this First Supplemental Indenture, shall incur no liability or responsibility in respect thereof. Without limiting the generality of the foregoing, the Trustee assumes no responsibility for the correctness of the recitals herein contained, which shall be taken as the statements of the Issuer. The Trustee makes no representation and shall have no responsibility as to the validity or sufficiency of this First Supplemental Indenture.

Section 5.  Miscellaneous.

            (a) Except as hereby expressly amended, the Indenture is in all respects ratified and confirmed and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

            (b) All agreements of the Issuer in this First Supplemental Indenture shall bind the Issuer's successors. All agreements of the Trustee in this First Supplemental Indenture shall bind its successors.

            (c) THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

            (d) If and to the extent that any provision of this First Supplemental Indenture limits, qualifies or conflicts with another provision that is required to be included in this First Supplemental Indenture or in the Indenture by the Trust Indenture Act, the required provision shall control.

            (e) The titles and headings of the sections of this First Supplemental Indenture have been inserted for convenience of reference only, and are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

            (f) This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall represent one and the same agreement.

            (g) In case any provision of this First Supplemental Indenture shall be determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof or of the Indenture shall not in any way be affected or impaired thereby.

      IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed, as of the date first written above.

                                         ISSUER

                                         GENCORP INC.

                                         By: /s/ Mark A. Whitney
                                             -----------------------------
                                             Name:  Mark A. Whitney
                                             Title: Vice President, Law

                                         GUARANTORS

                                         AEROJET-GENERAL CORPORATION

                                         By: /s/ Mark A. Whitney
                                             -----------------------------
                                             Name:  Mark A. Whitney
                                             Title: Secretary

                                         AEROJET ORDNANCE TENNESEE, INC.

                                         By: /s/ Nabara Kazimi
                                             -----------------------------
                                             Name:  Nabara Kazimi
                                             Title:  Assistant Treasurer

                                         GENCORP PROPERTY INC.

                                         By: /s/ Mark A. Whitney
                                             -----------------------------
                                             Name:  Mark A. Whitney
                                             Title: Vice President and Assistant
                                                    Secretary

                                         GDX LLC

                                         By: /s/ Mark A. Whitney
                                             -----------------------------
                                             Name:  Mark A. Whitney
                                             Title: Vice President and Secretary

                                         AEROJET FINE CHEMICALS LLC

                                         By: /s/ Margaret Hastings
                                             -----------------------------
                                             Name:   Margaret Hastings
                                             Title:  Vice President, Law

                                         AEROJET INVESTMENTS LTD.

                                         By: /s/ Roger W. Overland
                                             -----------------------------
                                             Name:  Roger W. Overland
                                             Title: Assistant Secretary

                                         RKO GENERAL, INC.

                                         By: /s/ Mark A. Whitney
                                             -----------------------------
                                             Name:  Mark A. Whitney
                                             Title: Vice President and Secretary

                                         TRUSTEE

                                         THE BANK OF NEW YORK

                                         By: /s/ Sandee Parks
                                             -----------------------------
                                             Name:  Sandee Parks
                                             Title: Vice President